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                 SECURITIES AND EXCHANGE COMMISSION


                        Washington, DC 20549


                              Form 8-K

                           CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


                  Date of Report: March 13, 2000



                             AT&T CORP.

 A New York                Commission File        I.R.S. Employer
Corporation                  No. 1-1105            No.13-4924710



     32 Avenue of the Americas, New York, New York 10013-3412


                   Telephone Number (212) 387-5400
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Form 8-K                                                        AT&T Corp.
March 13, 2000


ITEM 5  OTHER EVENTS.

a)   AT&T Wireless Group financial information.

AT&T is making available certain AT&T Wireless Group 1999 financial information included in Exhibit 99 as follows:

     1. Unaudited Combined Statements of Operations for the three-month periods ended March 31, 1999, June 30, 1999 and September 30, 1999.

     2. Unaudited Combined Balance Sheets at March 31, 1999, June 30, 1999 and September 30, 1999.

     3. Supplemental unaudited selected financial data for the 850 and 1900 megahertz markets for the three-month periods ended March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999 and for the year ended December 31, 1999.



ITEM 7 Financial Statements and Exhibits.

c)   Exhibits

     Exhibit 99          AT&T Wireless Group financial information.
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Form 8-K                                                        AT&T Corp.
March 13, 2000



                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.




                              /s/  N. S. Cyprus
                              ----------------------------------
                              By:  N. S. Cyprus
                                   Vice President and Controller

March 13, 2000